Exhibit 10.3.5

EXECUTION VERSION

AMENDMENT NO. 4 TO LOAN AND SERVICING AGREEMENT, dated as of June 4, 2020 (this “Amendment”), among GSO Stone Street LLC, a Delaware limited liability company (the “Borrower”), GSO Direct Lending Fund-D LP, as servicer (the “Servicer”) and equityholder (the “Equityholder”), Société Generale, as agent (the “Agent”), each Lender party hereto (each, a “Lender” and collectively, the “Lenders”), Citibank, N.A., as the collateral agent and collateral custodian (the “Collateral Agent”) and Virtus Group, LP, as the collateral administrator (the “Collateral Administrator”).

WHEREAS, the Borrower, the Collateral Agent, the Collateral Administrator, the Lenders and the Agent are party to the Loan and Servicing Agreement, dated as of October 11, 2018 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, the Borrower, the Servicer, the Equityholder, the Agent, the Lenders, the Collateral Agent and the Collateral Administrator have agreed to amend the Loan Agreement in accordance with the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement.

ARTICLE II

Amendments

SECTION 2.1. The definition of “Applicable Margin” in Section 1.1 of the Loan Agreement shall be amended by deleting it in its entirety and inserting the following in lieu thereof:

““Applicable Margin” means (a) on any date that is prior to the Second Amendment Effective Date (i) prior to the occurrence of any Event of Default, 2.00% per annum and (ii) on and after the occurrence of any Event of Default, 4.00%, (b) on and after the Second Amendment Effective Date but prior to the Fourth Amendment Effective Date, (i) prior to the occurrence of any Event of Default, 2.05% per annum and (ii) on and after the occurrence of any Event of Default, 4.05%, and (c) thereafter, (i) prior to the occurrence of any Event of Default, 2.25% per annum and (ii) on and after the occurrence of any Event of Default, 4.25%.”

SECTION 2.2. Clause (e) of the definition of “Excess Concentration Amount” in Section 1.1 of the Loan Agreement shall be amended by deleting it in its entirety and inserting the following in lieu thereof:

“(e) the excess, if any and without duplication, of the sum of the Principal Balances of all Collateral Obligations that, on the date of acquisition by the Borrower, are classified as Unitranche B Loans, Unitranche C Loans, Unitranche D Loans, Unitranche E Loans, FILO A Loans, FILO B Loans, FILO C Loans, FILO D Loans or FILO E Loans over 50.0% of the Excess Concentration Measure;”

SECTION 2.3. The following definition of “Fourth Amendment Effective Date” shall be added in the correct alphabetical order:

“Fourth Amendment Effective Date” means June 4, 2020.

SECTION 2.4. Exhibit D clause (b)(ix) of the Exhibits and Schedules of the Loan Agreement shall be amended by deleting it in its entirety and inserting the following in lieu thereof:

“(ix) an indication as to whether each such Collateral Obligation is (x)(A) an Eligible Collateral Obligation, (B) a First Lien Loan, (C) a Second Lien Loan, (D) a First Lien Broadly Syndicated Loan, (E) a Senior Secured Bond, (F) FILO A Loan, (G) FILO B Loan, (H) FILO C Loan, (I) FILO D Loan, (J) FILO E Loan, (K) Traditional Middle Market Loan, (L) Unitranche A Loan, (M) Unitranche B Loan, (N) Unitranche C Loan, (O) Unitranche D Loan, (P) Unitranche E Loan, (Q) a Fixed Rate Collateral Obligation, or (R) a First Out Loan and (y) the percentage of each type of Collateral Obligation set forth in clause (x) above (on the basis of a fraction, the numerator of which is the sum of the Principal Balances of each type of Collateral Obligation set forth in clause (x) above and the denominator of which is the sum of the Principal Balances of all Collateral Obligations);”

ARTICLE III

Conditions to Effectiveness

SECTION 3.1. This Amendment shall become effective as of the date first written above upon the execution and delivery of this Amendment by each party hereto.

ARTICLE IV

Representations and Warranties

SECTION 4.1. The Borrower hereby represents and warrants to the Agent that, as of the date first written above, (i) no Event of Default or Unmatured Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

2

ARTICLE V

Miscellaneous

SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3. Ratification. Except as expressly amended and waived hereby, the Loan Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Agreement shall form a part of the Loan Agreement for all purposes and is therefore a Transaction Document.

SECTION 5.4. Entire Agreement. The only amendments being made to the Loan Agreement are those that are set forth in this Agreement; no other amendments are being made. This Agreement, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, among the parties hereto with respect to the subject matter of this Agreement. Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto and the other parties hereto.

SECTION 5.5. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.6. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

SECTION 5.7. Electronic Signatures. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature Pages Follow]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

GSO STONE STREET LLC, as Borrower

By: GSO Direct Lending Fund-D LP, its member

By: GSO Direct Lending Fund-D Associates LLC, its general partner

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[Signature Page to Fourth Amendment to Loan and Servicing Agreement]

GSO DIRECT LENDING FUND-D LP, as Servicer and Equityholder

By: GSO Direct Lending Fund-D Associates LLC, its general partner

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[Signature Page to Fourth Amendment to Loan and Servicing Agreement]

SOCIÉTÉ GENERALE, as Agent

By:	/s/ Rich Dawson
Name: Rich Dawson
Title: Authorized Signatory

[Signature Page to Fourth Amendment to Loan and Servicing Agreement]

SOCIÉTÉ GENERALE, as a Lender

By:	/s/ Rich Dawson
Name: Rich Dawson
Title: Authorized Signatory

[Signature Page to Fourth Amendment to Loan and Servicing Agreement]

GREAT AMERICAN LIFE INSURANCE COMPANY, as a Lender

By:	/s/ Mark F. Muething
Name: Mark F. Muething
Title: President

[Signature Page to Fourth Amendment to Loan and Servicing Agreement]

GREAT AMERICAN INSURANCE COMPANY, as a Lender

By:	/s/ Stephen C. Beraha
Name: Stephen C. Beraha
Title: Assistant Vice President

[Signature Page to Fourth Amendment to Loan and Servicing Agreement]

VIRTUS GROUP, LP, as Collateral Administrator

By:	/s/ Joseph U. Elston
Name: Joseph U. Elston
Title: Partner

[Signature Page to Fourth Amendment to Loan and Servicing Agreement]

CITIBANK, N.A., as Collateral Agent and Collateral Custodian

By:	/s/ Thomas Sarcados
Name: Thomas Sarcados
Title: Senior Trust Officer

[Signature Page to Fourth Amendment to Loan and Servicing Agreement]